UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2012

Carter Validus Mission Critical REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4211 West Boy Scout Blvd.

Suite 500

Tampa, Florida 33607

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Distributions

On November 2, 2012, the board of directors of Carter Validus Mission Critical REIT, Inc. (the “Company”) approved and declared a distribution to be paid to the Company’s stockholders of record as of the close of business on each day of the period commencing on December 1, 2012 and ending on February 28, 2013. The distributions for December 2012 will be calculated based on 366 days in the calendar year and will be equal to $0.001912568 per share of common stock, which will be equal to an annualized distribution rate of 7.0%, assuming a purchase price of $10.00 per share. The distributions for January 2013 and February 2013 will be calculated based on 365 days in the calendar year and will be equal to $0.001917808 per share of common stock, which will be equal to an annualized distribution rate of 7.0%. The distributions declared for each record date in the December 2012, January 2013 and February 2013 periods will be paid in January 2013, February 2013, and March 2013, respectively. The distribution will be payable to stockholders from legally available funds therefor.

Renewal of Advisory Agreement

On November 2, 2012, the Company, along with Carter/Validus Operating Partnership, LP (the “Operating Partnership”), and Carter/Validus Advisors, LLC (the “Advisor”), executed a mutual consent to renew that certain Amended and Restated Advisory Agreement by and among the Company, the Operating Partnership and the Advisor, dated November 26, 2010 (the “Advisory Agreement”), as amended by that certain First Amendment to the Advisory Agreement, dated March 29, 2011 (“First Amendment”), and as further amended by that certain Second Amendment to the Advisory Agreement (“Second Amendment”), dated October 4, 2012. As a result of the renewal, the Advisory Agreement was extended through November 26, 2013.

The material terms of the Advisory Agreement are qualified in their entirety by the terms of the agreement attached as Exhibit 10.2 to the Company’s Registration Statement on Form S-11 filed with the Securities and Exchange Commission on November 29, 2010, and incorporated herein by reference. Also, the material terms of the (i) First Amendment are qualified in their entirety by the terms of the agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on March 31, 2011 and (ii) Second Amendment are qualified in their entirety by the terms of the agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on October 4, 2012, and incorporated herein by reference.

Renewal of Property Management Agreement

On November 2, 2012, the Company, along with the Operating Partnership and Carter Validus Real Estate Management Services, LLC (the “Property Manager”), executed a mutual consent to renew that certain Property Management Agreement (the “Property Management Agreement”) by and among the Company, the Operating Partnership and the Property Manager, dated November 12, 2010. As a result of the renewal, the Property Management Agreement was extended through November 12, 2013.

The material terms of the Property Management Agreement are qualified in their entirety by the terms of the agreement attached as Exhibit 10.3 to the Company’s Registration Statement on Form S-11 filed with the Securities and Exchange Commission on November 16, 2010, and incorporated herein by reference.

Waiver of Internalization Fee by the Advisor upon Listing

On November 2, 2012, the Advisor waived receipt of any internalization fee upon listing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT, Inc.

Dated: November 8, 2012	By:	/s/ Todd M. Sakow
		Name:	Todd M. Sakow
		Title:	Chief Financial Officer